Q4 2025 Investor Presentation Exhibit 99.2 January 28, 2026

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about our plans, objectives, expectations, strategies, beliefs, or future performance, financial condition, results of operations, investment portfolio or market position, or events constitute forward-looking statements. Such statements are generally identified by words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trends,” “objectives,” “continues”, “projected”, as well as the negative forms of those words or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “seek,” “might,” “may”, as well as the negative forms of those words or similar expressions. Forward- looking statements involve known and unknown risks, uncertainties, assumptions, estimates and other important factors that could cause actual results to differ materially from any results, performance or events expressed or implied by such forward-looking statements. The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this presentation: new or changes in existing governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to us; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance assessment rate increases; lending risks and risks associated with loan portfolio concentrations; a decline in economic conditions that could reduce demand for our products and services and negatively impact the credit quality of loans; credit losses on loans exceeding estimates; potential effects on the U.S. economy resulting from the implementation of governmental policies, including tax regulations and changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs and geopolitical uncertainty; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases the Company’s funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of our investment securities; cybersecurity risks, including business disruptions from denial-of-service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how we collect and use personal information or otherwise have an adverse effect on us; the potential impairment of our goodwill and other intangible assets; our reliance on third parties that provide key components of our business infrastructure; events that may tarnish our reputation; mainstream and social media contagion; the loss of the services of key members of our management team and directors; our ability to attract and retain qualified employees to operate our business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of our operational processes, policies and procedures, and internal control over financial reporting; our ability to implement technology-facilitated products and services or be successful in marketing these products and services to our clients; the development and use of artificial intelligence ("AI"); risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of our common stock; “anti-takeover” provisions in our certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of us even in circumstances that could be deemed beneficial to stockholders; changes in our dividend policy or our ability to pay dividends; the possibility that we may fail to realize the anticipated benefits of our stock repurchase program; our common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of our common stock to our existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters. The foregoing factors are not necessarily all of the factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. Other unpredictable factors also could harm our results. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above and included in our periodic reports filed with the Securities and Exchange Commission, or SEC, under the Securities Exchange Act of 1934, as amended, under the caption “Risk Factors”. Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to the Company. Forward-looking statements speak only as of the date they are made and we do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward- looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. 2

FIRST INTERSTATE BANCSYSTEM, INC. OVERVIEW Premier community banking institution in growing markets throughout the Midwest and Pacific Northwest Financial Highlights Balance Sheet Capital Assets $26.6 Billion Total RBC3*** 17.06% LHFI1 $15.2 Billion CET14*** 14.38% Deposits $22.1 Billion Leverage*** 9.61% ACL2/LHFI 1.26% TCE to TA ratio5**** 8.90% 1Loans held for investment (LHFI) 3Risk-based capital (RBC) 2Allowance for credit losses (ACL) 4Common equity tier-1 (CET1) 5Tangible common stockholders’ equity (TCE) to tangible assets (TA) ratio Corporate Overview Headquarters Billings, MT Exchange/Listing NASDAQ: FIBK Market Capitalization* $3.5 Billion Annualized Dividend Yield** 5.7% Branch Network***** 289 banking offices Sub Debt Rating Kroll BBB 3 * Calculated using closing stock price of $34.60 as of 12/31/2025 ** Calculated using average closing stock price of $32.72 for the quarter ended 12/31/2025 *** Preliminary estimates - may be subject to change **** Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation ***** Includes branches in Fargo, North Dakota, Marshall, Minnesota and 4 branches in Nebraska expected to close in the first quarter of 2026. In addition, 11 Nebraska branches, which are included, are under agreement to be sold to Security First Bank, which transaction is currently anticipated to close at the beginning of the second quarter of 2026

COMPANY HIGHLIGHTS 4 289 banking offices in 14 states

DOMINANT DEPOSIT FRANCHISE 5

6 2025 STRATEGIC GOALS AND FOCUS AREAS 1. IMPROVE CORE PROFITABILITY Favorable multi-year NII trajectory coupled with operational efficiencies ■ Repricing and reinvestment of maturing fixed rate loans and securities ■ Granular, low-cost deposit base ■ Proactive approach to credit risk management ■ Continued focus on efficiency 2. REFOCUS CAPITAL INVESTMENT Allocating capital toward enhancing core franchise and deemphasizing peripheral opportunities ■ Shifting focus toward core geographies with dominant market share ■ Reducing complexity by exiting non-core business lines ■ Reintroducing buybacks as a disciplined capital management tool 3. OPTIMIZATION OF OUR BALANCE SHEET Improving funding base and reoptimizing the loan portfolio ■ Reorienting loan portfolio to core franchise-enhancing products ■ Reducing reliance on wholesale funding ■ Maintain strong liquidity profile ■ Maintain strong capital ratios while deploying excess capital • Net interest margin expansion (+26bps in adjusted FTE NIM* since the fourth quarter of 2024) • 1.30% cost of deposits as of December 31, 2025 • 2.45% annualized noninterest expense / average assets for the fourth quarter of 2025 • Closed sale of Arizona and Kansas branches in October 2025, exiting both markets • Announced pending sale of 11 Nebraska branches and 6 additional branch closures in Minnesota, Nebraska, and North Dakota • Outsourcing of consumer credit card portfolio and discontinuation of indirect lending • Since adoption of the $150 million stock repurchase program on August 28, 2025, repurchased approximately 3.7 million shares of common stock through December 31, 2025 • Sold consumer credit card portfolio and run off of indirect auto loans • Reduced other borrowed funds from $1.6 billion as of December 31, 2024 to $0 as of December 31, 2025 • Loan-to-deposit ratio of 69% in the fourth quarter of 2025 • CET1 improvement of 222bps from December 31, 2024 • Ongoing share repurchase program. On January 27, 2026, increased the authorized stock repurchase program by an additional $150 million. * Non-GAAP financial measure – see non-GAAP table in the appendix for reconciliation ** Constitutes estimates and forward-looking statement Relationship-based loan and deposit growth Expand market share in markets with existing density and / or growth potential Optimize branch network through opening, closing and relocating branches Enhance profitability Prudently deploy capital ONGOING FOCUS**

Earnings • Net income of $108.8 million, or $1.08 per share. • Net interest margin (NIM) of 3.36%, an increase of 2 basis points from the third quarter of 2025; NIM on a fully taxable equivalent (FTE) basis1 of 3.38%, an increase of 2 basis points from the third quarter of 2025; adjusted FTE NIM1 of 3.34%, an increase of 4 basis points from the third quarter of 2025. • Efficiency ratio2 of 52.2% for the fourth quarter of 2025. Balance Sheet • Loans held for investment (LHFI) decreased by $632.8 million from the third quarter of 2025 driven by the planned decline in indirect lending balances, a transfer of $72.5 million of loans to loans held-for-sale due to the pending Nebraska branch sales in 2026 and larger loan paydowns and payoffs during the the fourth quarter of 2025. • Total deposits increased $124.9 million excluding $641.6 million of deposits sold in the Arizona and Kansas branch sale transaction in the fourth quarter of 2025. Total deposits decreased $516.7 million at December 31, 2025 from September 30, 2025 and decreased $927.3 million, or 4.0% from December 31, 2024. • The Company’s balance sheet continues to maintain a strong liquidity position, with a loan/deposit ratio of 68.8% as of December 31, 2025. Asset Quality • Total provision for credit losses was $7.1 million; funded Allowance for Credit Losses coverage of 1.26% of LHFI during the fourth quarter of 2025 compared to 1.30% from the third quarter of 2025. • Net charge-offs (NCOs) were $22.1 million, or an annualized 56 basis points of average loans outstanding during the fourth quarter of 2025. • Non-performing loans of $134.9 million decreased 26.0% from the third quarter of 2025, reflecting 0.89% of LHFI as of December 31, 2025 compared to 1.15% of LHFI as of September 30, 2025. Non-performing assets of $138.3 million decreased 25.5% from the third quarter of 2025. • Criticized loans decreased $112.3 million, or 9.6%, from the third quarter of 2025, to $1,051.8 million or 6.9% of LHFI as of December 31, 2025 compared to 7.4% of LHFI as of September 30, 2025. Criticized loans increased $278.5 million, compared to $773.3 million as of December 31, 2024. Capital • Quarterly cash dividend of $0.47 per share, for an annualized yield of 5.7% for the fourth quarter of 2025. • CET13 of 14.38% and total RBC3 of 17.06% for the fourth quarter of 2025. • Regulatory capital ratios improved during the quarter; CET1 improved 48 basis points. FOURTH QUARTER 2025 HIGHLIGHTS 7 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 The ratio of the bank’s noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition) 3 Preliminary estimates - may be subject to change

DIVERSIFIED LOAN PORTFOLIO Loans Held for Investment Commercial RE, 54% Construction RE, 6% Residential RE, 14% Agriculture RE, 4% Consumer, 4% Commercial, 15% Agriculture, 3% Revolving Commitments ($B) $2.6 $2.5 $2.5 $2.5 $2.3 41.9% 41.4% 39.3% 39.0% 40.4% Unfunded Funded Q424 Q125 Q225 Q325 Q425 8 $15.2B Balances as of December 31, 2025 Loan Highlights: • Loans decreased $632.8 million during the fourth quarter of 2025 driven by the planned decline in Indirect Lending balances, a transfer of $72.5 million of loans to loans held-for-sale and larger loan paydowns and payoffs. • Commercial real estate balances are 33.4% owner-occupied as of the fourth quarter of 2025. • Diversified geographic loan portfolio with largest state concentration of 20%

EARNING ASSET YIELD 9 Fixed and Adjustable Rate Loans* Year Maturing or Repricing Balance*** Roll-Off Coupon 2026 $1,310M 4.4% 2027 $1,670M 4.6 % Total $2,980M 4.5 % Fixed and Adjustable Rate Securities Quarter Total Expected Cash Flow*** Roll-Off Coupon 3/31/2026 $218M 2.6% 6/30/2026 $237M 2.6% 9/30/2026 $239M 2.6% 12/31/2026 $245M 2.7% 2027 $1,166M 2.6 % Total $2,104M 2.6 % Average Loans/Average Rate** $18.0 $17.7 $17.1 $16.4 $15.5 5.75% 5.59% 5.65% 5.68% 5.67% Average Loans Average Rate Q424 Q125 Q225 Q325 Q425 • Yields on loans decreased 1bps compared to the third quarter of 2025 and decreased 8bps compared to the fourth quarter of 2024 • Through 2027 $3.0 billion of fixed and adjustable rate loans at a weighted average rate of 4.5% are expected to mature or reprice*** • Through 2027 $2.1 billion of fixed and adjustable rate securities cashflows are expected at a weighted average rate of 2.6%*** * Calculated using period to date loan balance; reflects pass rated loans ** Calculated using quarter-to-date average loan balance *** Constitute estimates and forward looking statements

COMMERCIAL REAL ESTATE AND CONSTRUCTION PORTFOLIOS Property Type Multifamily, 23% Medical, 12% Retail, 21% Industrial/Warehouse, 19% Office, 10%Hotel, 10%Land & Development, 2% Other CRE, 1% Residential 1-4 Family, 2% Market Type Metro, 5% Mid-Metro, 7% Non-Metro, 88% 10 Highlights: • $9.0 billion portfolio (59% of total loans), well diversified by property type and geography • Non-owner-occupied portfolio of $5.4 billion (36% of total loans) • $39.9 million of non-accrual loans (0.44% of commercial real estate and construction portfolios) • Montana has the largest state concentration representing 17% of portfolio Balances as of December 31, 2025 Highlights: • Metro defined as property located in Portland, Seattle, Denver, and Minneapolis / St. Paul. • Mid-metro defined as Omaha, Des Moines, and Boise. • Non-metro defined as all other areas.

Deposits by State** MT, 26% WY, 13% ID, 8% WA, 3% OR, 11%SD, 16% NE**, 9% IA, 9% MO, 1% CO, 4% Mix of Consumer and Business Deposits* 53% 54% 53% 52% 54% 47% 46% 47% 48% 46% Total Consumer Deposits Total Business Deposits Q424 Q125 Q225 Q325 Q425 11 Average Deposit Balances* 28% 28% 28% 28% 28% 34% 34% 35% 35% 35% 12% 13% 12% 12% 12% 26% 25% 25% 25% 25% 1.41% 1.34% 1.33% 1.35% 1.30% Demand Savings Time Non-interest bearing Total Cost of Deposits Q424 Q125 Q225 Q325 Q425 DIVERSE DEPOSIT BASE: BY TYPE OF ACCOUNT * Balances as of December 31, 2025 ** The branches in Fargo, North Dakota and Marshall, Minnesota, as well as four (4) branches in Nebraska are expected to close in the first quarter of 2026. An additional eleven (11) Nebraska branches are under agreement to be sold to Security First Bank. Deposit Highlights: • Total deposits increased $124.9 million excluding $641.6 million of deposits sold in the Arizona and Kansas branch sale transaction in the fourth quarter of 2025. Total deposits decreased $516.7 million at December 31, 2025 from September 30, 2025 and decreased $927.3 million, or 4.0% from December 31, 2024. • Total deposit costs declined 5 basis points from the prior quarter.

CAPITAL AND LIQUIDITY

Liquid and flexible balance sheet with strong capital position

LHFI to Deposit Ratio


77.5%
76.4%
72.3%
70.1%
68.8%
4Q24
1Q25
2Q25
3Q25
4Q25

Common Equity (CE) and Tangible Common Stockholders' Equity (TCE) to Tangible Assets (TA)[1]


$31.59
$32.04
$32.63
$33.17
$34.09
$20.16
$20.67
$21.29
$21.77
$22.40
11.34%
11.89%
12.41%
12.62%
12.94%
7.55%
8.01%
8.47%
8.66%
8.90%
4Q24
1Q25
2Q25
3Q25
4Q25
TBVPS
BVPS
TCE to TA Ratio
CE Ratio

Capital and Liquidity Highlights:

- Annualized dividend yield of 5.7% based on an average share price of $32.72 for the fourth quarter of 2025.
- Capital ratios again increased sequentially.
- Tangible book value per share (TBVPS)[1] increased during the fourth quarter. The change in stockholders' equity was driven by an increase of $26.0 million in accumulated other comprehensive income resulting from an improvement in the unrealized losses on investment securities and the $62.7 million gain related to the Arizona and Kansas branch sales, which was more than offset by the purchase of approximately 2.8 million shares of common stock for approximately $90.1 million under the stock repurchase program and corresponding reduction of common stock oustanding during the fourth quarter of 2025. For the fourth quarter of 2025, the AOCI mark is equal to $1.76 of book value per share (BVPS).
- Repurchased approximately 2.8 million shares of common stock at a weighted average price of $32.06 per share during the fourth quarter of 2025.

Total Risk-Based Capital Ratios


14.38%
14.93%
16.49%
16.62%
17.06%
2.23%
2.40%
3.06%
2.72%
2.68%
12.16%
12.53%
13.43%
13.90%
14.38%
4Q24
1Q25
2Q25
3Q25
4Q25²
CET1
Total RBC

[1] Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation
[2] Preliminary estimates - may be subject to change

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ACL Highlights: • Funded ACL decreased to 1.26% of loans from 1.30% in the prior quarter. • Net charge-offs represented 56 basis points of average loans during the fourth quarter of 2025 driven predominantly by one client relationship which had a specific reserve of $11.6 million as of September 30, 2025, offset by recoveries of $2.4 million. ALLOWANCE FOR CREDIT LOSSES (ACL) ACL ($MM) and Funded ACL/LHFI Ratio $209.3 $220.4 $214.4 $212.1 $197.3 $204.1 $215.3 $209.6 $205.8 $191.4 5.2 5.1 4.8 6.3 5.9 1.14% 1.24% 1.28% 1.30% 1.26% Funded ACL Unfunded ACL Funded ACL % of LHFI 4Q24 1Q25 2Q25 3Q25 4Q25 13 ACL Roll-forward ($MM) Funded Unfunded Investments Total ACL 9/30/25 $205.8 $6.3 $0.7 $212.8 ACL Provision (Reversal) 7.7 (0.4) (0.2) 7.1 Net Charge-offs 22.1 — — 22.1 ACL 12/31/25 $191.4 $5.9 $0.5 $197.8

Asset Quality Highlights: • Net charge-offs totaled $22.1 million, or 56 basis points of average loans, during the fourth quarter of 2025. • Total non-performing loans (NPLs) decreased by $47.3 million, or 26.0% during the fourth quarter of 2025. • Total criticized loans decreased $112.3 million during the fourth quarter of 2025 to $1,051.8 million as of December 31, 2025. ASSET QUALITY AND RESERVE TRENDS Net Charge-offs ($MM) and Net Charge-Offs Ratio $55.2 $9.0 $5.8 $2.3 $22.1 1.22% 0.21% 0.14% 0.06% 0.56% Net Charge-offs % of Average Loans 4Q24 1Q25 2Q25 3Q25 4Q25 Total non-performing loans ($MM) and ACL/NPL Ratios $141.3 $194.9 $194.1 $182.2 $134.9 144.4% 110.5% 108.0% 113.0% 141.9% NPLs ACL / NPL Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 Total Criticized Loans ($MM) and Criticized Loan Ratio $773.3 $1,026.1 $1,203.0 $1,164.1 $1,051.8 4.3% 5.9% 7.4% 7.4% 6.9% Criticized Loans % of Total Loans 4Q24 1Q25 2Q25 3Q25 4Q25 14

Net Interest Income (NII) and Net Interest Margin (NIM) Highlights: • $2.6 million of loan purchase accounting accretion (PAA) for the fourth quarter of 2025, a decrease from $3.5 million in the prior quarter. • Total remaining PAA of $29.8 million as of the fourth quarter of 2025 ◦ Scheduled accretion of $8.1 million, $5.5 million, $4.7 million for FY26, FY27, and FY28, respectively. • During the fourth quarter of 2025, FTE NIM1 increased by 2 basis points compared to the prior quarter. • Adjusted FTE NIM1 (which excludes the impact from PAA) increased by 4 basis points during the fourth quarter of 2025, primarily driven by higher yields on higher average investment security balances and lower interest bearing deposit costs, partially offset by lower loan balances. NET INTEREST INCOME FTE NII¹ ($MM) and FTE NIM¹ $207.3 $201.9 $204.4 $204.7 $205.1 $8.6 $4.7 $4.2 $3.5 $2.6 $215.9² $206.6² $208.6² $208.2² $207.7² 3.20% 3.22% 3.32% 3.36% 3.38% 3.08% 3.14% 3.26% 3.30% 3.34% Adjusted FTE NII¹ Loan PAA FTE NIM¹ Adjusted FTE NIM¹ 4Q24 1Q25 2Q25 3Q25 4Q25 15 1 Non-GAAP financial measure - See non-GAAP table in appendix for reconciliation 2 FTE NII

16 Noninterest Income by Type ¹ Payment Services, 15% Mortgage Banking, 1% Wealth Management, 10% Deposit Service Charges, 6% Other Service Charges & Fees, 2% Other Income, 66% Dollars in millions 4Q24 3Q25 4Q25 Payment services revenues $ 17.9 $ 16.8 $ 16.2 Mortgage banking revenues 1.5 1.5 1.1 Wealth management revenues 10.6 10.4 10.7 Service charges on deposit accounts 6.7 7.0 6.5 Other service charges, commissions and fees 2.5 2.1 2.3 Other income 7.8 5.9 69.8 Total Reported Noninterest Revenue $ 47.0 $ 43.7 $ 106.6 % of Total Revenue 18.0% 17.4% 34.1 % NONINTEREST INCOME 1 Percentages calculated using balances as of December 31, 2025 Other Income Notes: • Q4 2025 results include a $62.7 million gain from the sale of the Arizona and Kansas branches that closed on October 10, 2025. • Q4 2025 results include a $1.4 million gain from the sale of certain equity securities. • Q4 2024 results included a $2.1 million gain-on-sale of property.

NONINTEREST EXPENSE

Dollars in millions

	4Q24	3Q25	4Q25
Salaries and wages	$ 68.5	$ 66.2	$ 74.8
Employee benefits	20.5	18.2	18.5
Occupancy and equipment	18.2	18.5	19.6
Other intangible amortization	3.6	3.4	3.4
Other expenses	50.0	51.6	50.4
Other real estate owned expense	0.1	—	—
Total Reported Noninterest Expense	**$ 160.9**	**$ 157.9**	**$ 166.7**

Noninterest Expense ($MM) and Efficiency Ratio



160.9
160.6
155.1
157.9
166.7
60.2%
63.6%
61.1%
61.7%
52.2%
4Q24
1Q25
2Q25
3Q25
4Q25
Total Non-interest Expenses
Efficiency Ratio [1]

Noninterest Expense Notes:

- Q4 2025 results include $4.2 million in severance expense and $2.3 million in expenses related to the pending branch closures partially offset by a reversal of $1.2 million related to the FDIC special assessment accrual.
- Q3 2025 results include $1.1 million associated with property valuation adjustment for a then pending Kansas branch sale, which closed on October 10, 2025 and $0.7 million of unamortized costs related to the payoff of $100 million of subordinated notes.

[1] The ratio of the bank's noninterest expense less amortization of intangible assets divided by net interest income plus noninterest income (per FDIC definition)

17

2026 GUIDANCE SUMMARY* 18 *Preliminary estimates and forward-looking statements - may be subject to change Loans and Deposits • Anticipate ending deposits between $22.0-$22.5bn with normal seasonality. Assumes 1-3% growth excluding the impact of the Nebraska branch sale. • Anticipate ending loans between $14.5-$15.0bn. Assumes loans are approximately flat to down slightly excluding the continued runoff of the Indirect portfolio which is anticipated to represent a 1-2% decrease in total loan balances Net Interest Income • Anticipate full-year reported net interest income between $825-$845m. Anticipates continued margin expansion throughout 2026 • Outlook assumes two 25 basis point rate cuts Noninterest Income • Anticipate 2026 non-interest income to total $170-$175mm; excluding the impact of anticipated gain-on-sale related to the Nebraska branch transaction Noninterest Expense • Anticipate 2026 non-interest expense to total $630-$645mm. Assumes reinvestment into business including addition of relationship managers and increased advertising expense, as well as normalization in medical insurance expense Tax Rate • Anticipate effective tax rate to be 23.0%-24.0% for full-year 2026 Credit Quality • Continue to anticipate long-term annualized net charge-offs between 20 and 30 basis points

NON-GAAP FINANCIAL MEASURES 19 In addition to results presented in accordance with accounting principles generally accepted in the United States of America, or GAAP, this presentation contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards: (i) tangible common stockholders’ equity; (ii) tangible assets; (iii) tangible book value per common share; (iv) tangible common stockholders’ equity to tangible assets;(v) net interest income on a fully taxable equivalent basis; (vi) adjusted net interest income on a fully taxable equivalent basis; (vii) net interest margin on a fully taxable equivalent basis; and (viii) adjusted net interest margin on a fully taxable equivalent basis. Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible assets are calculated as total assets less goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Tangible common stockholders’ equity to tangible assets is calculated as tangible common stockholders’ equity divided by tangible assets. Net interest income on a fully taxable equivalent basis is calculated as net interest income, adjusted to include its fully taxable equivalent interest income. Adjusted net interest income on a fully taxable equivalent basis is calculated as net interest income on a fully taxable equivalent basis less purchase accounting interest accretion on acquired loans. Net interest margin on a fully taxable equivalent basis is calculated as annualized net interest income on a fully taxable equivalent basis divided by average interest earning assets. Adjusted net interest margin on a fully taxable equivalent basis is calculated as annualized adjusted net interest income on a fully taxable equivalent basis divided by average interest earning assets. These non-GAAP financial measures are calculated on the reconciliation pages that follow). These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv) above to exclude goodwill and other intangible assets (except mortgage servicing rights), adjusts its GAAP net interest income to include fully taxable equivalent adjustments and further adjusts its net interest income on a fully taxable equivalent basis to exclude purchase accounting interest accretion. Management believes these non-GAAP financial measures, which are intended to complement the capital ratios defined by banking regulators and are intended to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control, are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency depending upon the timing and size of our acquisitions (including the size, complexity and/or volume of past acquisitions, which may drive the magnitude of acquisition related costs, but may not be indicative of the size, complexity and/or volume of future acquisitions or related costs), or they cannot be anticipated or estimated in a particular period (in particular as it relates to unexpected recovery amounts). This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies. See the Non-GAAP Financial Measures tables included below and the textual discussion above for a reconciliation of the above described non-GAAP financial measures to their most directly comparable GAAP financial measures.

4Q24 1Q25 2Q25 3Q25 4Q25 (Dollars in millions) Total common stockholders' equity (GAAP) (A) $ 3,304.0 $ 3,361.3 $ 3,421.8 $ 3,448.7 $ 3,447.0 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,195.7 1,192.4 1,188.9 1,185.5 1,182.2 Tangible common stockholders' equity (Non-GAAP) (B) $ 2,108.3 $ 2,168.9 $ 2,232.9 $ 2,263.2 $ 2,264.8 Total assets (GAAP) $ 29,137.4 $ 28,279.8 $ 27,566.4 $ 27,332.9 $ 26,640.6 Less goodwill and other intangible assets (excluding mortgage servicing rights) 1,195.7 1,192.4 1,188.9 1,185.5 1,182.2 Tangible assets (Non-GAAP) (C) $ 27,941.7 $ 27,087.4 $ 26,377.5 $ 26,147.4 $ 25,458.4 Common shares outstanding (L) 104,586 104,910 104,874 103,967 101,106 Book value per common share (GAAP) (A) / (L) $ 31.59 $ 32.04 $ 32.63 $ 33.17 $ 34.09 Tangible book value per common share (Non-GAAP) (B) / (L) 20.16 20.67 21.29 21.77 22.40 Tangible common stockholders' equity to tangible assets (Non-GAAP) (B) / (C) 7.55% 8.01% 8.47% 8.66% 8.90 % NON-GAAP RECONCILIATION 20 * Line items may not sum due to rounding

4Q24 1Q25 2Q25 3Q25 4Q25 (Dollars in millions) Net interest income (A) $ 214.3 $ 205.0 $ 207.2 $ 206.8 $ 206.4 FTE adjustments(1) 1.6 1.6 1.4 1.4 1.3 Net interest income on a FTE basis (Non-GAAP) (B) 215.9 206.6 208.6 208.2 207.7 Less purchase accounting accretion 8.6 4.7 4.2 3.5 2.6 Adjusted net interest income on a FTE basis (Non-GAAP) (C) $ 207.3 $ 201.9 $ 204.4 $ 204.7 $ 205.1 Average interest earning assets (D) $ 26,811.6 $ 26,059.0 $ 25,180.1 $ 24,589.5 $ 24,358.2 Net interest margin (A annualized)/(D) 3.18% 3.19% 3.30% 3.34% 3.36 % Net interest margin (FTE) (Non-GAAP) (B annualized)/(D) 3.20 3.22 3.32 3.36 3.38 Adjusted net interest margin (FTE) (Non-GAAP) (C annualized)/(D) 3.08 3.14 3.26 3.30 3.34 NON-GAAP RECONCILIATION 21 * Line items may not sum due to rounding 1 Management believes net interest income on a FTE basis is useful to investors in evaluating the Company’s performance as a comparison of the returns between a tax-free investment and a taxable alternative. The Company adjusts its net interest income for tax exempt loans and securities to what it would have received on taxable alternatives utilizing a 21.00% tax rate.